Exhibit 32.1

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 1, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 10, 2006
                                                /s/ James F. McCann
                                                James F. McCann
                                                Chief Executive Officer and
                                                Chairman of the Board



     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 1, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 10, 2006
                                                /s/William E. Shea
                                                William E. Shea
                                                Senior Vice President of Finance
                                                and Administration and Chief
                                                Financial Officer


A signed original of each of these written statements required by Section 906 has been provided to 1-800-FLOWERS.COM, Inc. and will be retained by 1-800-FLOWERS.COM, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.